ALL STAR®
FUNDS

Liberty All-Star® Equity Fund

3rd Quarter | September 30, 2018

USA LISTED NYSE

LIBERTY ALL-STAR® EQUITY FUND
Periods Ended September 30, 2018 (Unaudited)

Fund Statistics
Net Asset Value (NAV)	$7.00
Market Price	$6.81
Discount	-2.7%

	Quarter	Year-to-Date
Distributions*	$0.17	$0.52
Market Price Trading Range	$6.37 to $6.87	$5.62 to $6.87
Discount Range	-2.3% to -5.8%	-2.3% to -9.3%

Performance
Shares Valued at NAV with Dividends Reinvested	6.36%	10.35%
Shares Valued at Market Price with Dividends Reinvested	9.13%	17.06%
Dow Jones Industrial Average	9.63%	8.83%
Lipper Large-Cap Core Mutual Fund Average	6.95%	8.83%
NASDAQ Composite Index	7.41%	17.48%
S&P 500® Index	7.71%	10.56%

*	Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2018 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Pursuant to Section 852 of the Internal Revenue Code, the taxability of these distributions will be reported on Form 1099-DIV for 2018.

Performance returns for the Fund are total returns, which include dividends. Returns are net of management fees and other Fund expenses.

The returns shown for the Lipper Large-Cap Core Mutual Fund Average are based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Returns for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index and the S&P 500®Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 18.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

Fellow Shareholders:	October 2018

A strong domestic economy drove stock indices higher in the third quarter, as the S&P 500® Index returned 7.71 percent, the Dow Jones Industrial Average (DJIA) gained 9.63 percent and the NASDAQ Composite Index rose 7.41 percent. It was the strongest quarter of 2018 for all three indices. After nine months of the year, those market measures, respectively, have returned 10.56 percent, 8.83 percent and 17.48 percent.

A strong employment picture, solid GDP growth and good corporate earnings were the primary factors behind the market’s quarterly performance. The U.S. Department of Commerce reported that second quarter GDP grew at a 4.1 percent annual rate, its best quarter since 2014, largely supported by consumers spending and exporters rushing to get their products delivered ahead of retaliatory tariffs. Stocks were also buoyed by a strong jobs report, with the U.S. adding 190,000 jobs per month on average during the quarter, according to the Department of Labor. The jobless rate dropped to 3.9 percent, the lowest since 1969.

There were enough bumps over the course of the quarter to keep investor enthusiasm in check. The longest-running story was trade conflicts and their potential for disrupting the otherwise healthy economy. China and the U.S. continued to bicker over tariffs, with China threatening to impose tariffs on an additional $60 billion of U.S. goods if the U.S. went ahead with a 25 percent tariff on $200 billion of Chinese imports. In fact, the U.S. later confirmed it would proceed with those tariffs on top of levies already imposed on $50 billion of Chinese imports (with the Chinese reciprocating in like kind). On the positive side of the trade battles, markets were helped by news of a bilateral trade pact between the U.S. and Mexico—replacing the 1988 NAFTA—and hopes that the new accord would include Canada as well. That prospect came to fruition on September 30 with the announcement of the United States- Mexico-Canada Agreement (USMCA). On other fronts, tech stocks suffered from occasional bouts of nervousness, mainly due to government inquiries into tech companies’ privacy and security practices; on July 27, Facebook lost more than $120 billion in market value, the greatest single-day company stock loss in market history. Late in the quarter, the Federal Reserve raised the fed funds rate another 25 basis points, its third increase of the year, and indicated that it would likely be less accommodative in the future.

Liberty All-Star® Equity Fund

Third quarter returns for Liberty All-Star® Equity Fund were good but mixed relative to various market indices. For the period, the Fund returned 6.36 percent with shares valued at net asset value (NAV) with dividends reinvested and 9.13 percent with shares valued at market price with dividends reinvested. The Fund’s primary benchmark, the Lipper Large-Cap Core Mutual Fund Average, returned 6.95 percent for the quarter. The Fund’s market price performance was ahead of both the S&P 500® and its Lipper benchmark while its NAV-based results modestly underperformed.

Fund performance remained strong through three quarters of 2018, as it returned 10.35 percent with shares valued at NAV with dividends reinvested and 17.06 percent with shares valued at market price with dividends reinvested. The Lipper Large-Cap Core Mutual Fund Average returned 8.83 percent for the same nine months. The Fund’s performance year to date through September ranked in the top 30 percent of peer funds in the Lipper Large-Cap Core universe.

Third Quarter Report (Unaudited) | September 30, 2018	1

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

The discount at which Fund shares trade relative to their underlying NAV continued to narrow during the third quarter. For the period, Fund shares traded in a discount range of -2.3 percent to -5.8 percent versus -4.1 percent to -8.4 percent in the second quarter.

In accordance with the Fund’s distribution policy, the Fund paid a distribution of $0.17 per share in the third quarter. The Fund’s distribution policy has been in place since 1988 and is a major component of the Fund’s total return. These distributions add up to $26.73 per share for a total of more than $2.8 billion since 1987 (the Fund's first full calendar year of operations). We continue to emphasize that shareholders should include these distributions when determining the total return on their investment in the Fund.

The Fund has performed well through the first nine months of the year and longer-term performance has been rewarding as well, as the Fund is in the top 25 percent of peer funds in the Lipper peer universe for the past three years. Despite the strong economy—or perhaps because of it—markets sold-off as the fourth quarter began, with investors fearing that rising interest rates would crimp consumer spending and siphon money away from stocks and into bonds. If inflation remains within the Federal Reserve’s target range, we are optimistic that the market can steady itself. We continue to believe that the Fund’s long-term perspective and multi-manager structure position it well for ever-evolving market environments.

Sincerely,

William R. Parmentier, Jr.
President and Chief Executive Officer
Liberty All-Star® Equity Fund

The views expressed in the President’s letter reflect the views of the President as of October 2018 and may not reflect his views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

2	www.all-starfunds.com

Liberty All-Star® Equity Fund	Table of Distributions & Rights Offerings

September 30, 2018 (Unaudited)

		Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price	Tax Credits[1]
1988	$0.64
1989	0.95
1990	0.90
1991	1.02
1992	1.07	April	10	$10.05
1993	1.07	October	15	10.41	$0.18
1994	1.00	September	15	9.14
1995	1.04
1996	1.18				0.13
1997	1.33				0.36
1998	1.40	April	20	12.83
1999	1.39
2000	1.42
2001	1.20
2002	0.88	May	10	8.99
2003	0.78
2004	0.89	July	10[2]	8.34
2005	0.87
2006	0.88
2007	0.90	December	10	6.51
2008	0.65
2009[3]	0.31
2010	0.31
2011	0.34
2012	0.32
2013	0.35
2014	0.39
2015[4]	0.51
2016	0.48
2017[5]	0.56
2018
1st Quarter	0.18
2nd Quarter	0.17
3rd Quarter	0.17
Total	$25.55

[1]	The Fund’s net investment income and net realized capital gains exceeded the amount to be distributed under the Fund’s distribution policy. In each case, the Fund elected to pay taxes on the undistributed income and passed through a proportionate tax credit to shareholders.
[2]	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.
[3]	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.
[4]	Effective with the second quarter distribution, the annual distribution rate was changed from 6 percent to 8 percent.
[5]	Effective with the fourth quarter distribution, the annual distribution rate was changed from 8 percent to 10 percent.

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2018 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholder 1099-DIV forms after the end of the year. If the Fund’s ordinary dividends and long-term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

Third Quarter Report (Unaudited) | September 30, 2018	3

Liberty All-Star® Equity Fund	Investment Managers/ Portfolio Characteristics

September 30, 2018 (Unaudited)

THE FUND’S ASSETS ARE APPROXIMATELY EQUALLY DISTRIBUTED AMONG THREE VALUE MANAGERS AND TWO GROWTH MANAGERS:

ALPS Advisors, Inc., the investment advisor to the Fund, has the ultimate authority (subject to oversight by the Board of Trustees) to oversee the investment managers and recommend their hiring, termination and replacement.

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund’s five investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500® Index.

PORTFOLIO CHARACTERISTICS As of September 30, 2018 (Unaudited)

	Investment Style Spectrum

	PZENA	MACQUARIE	ARISTOTLE	SUSTAINABLE	TCW	TOTAL FUND	S&P 500® INDEX
Number of Holdings	40	33	43	29	33	150*	505
Percent of Holdings in Top 10	33%	34%	34%	41%	52%	18%	22%
Weighted Average Market Capitalization (billions)	$97	$99	$115	$181	$230	$145	$247
Average Five-Year Earnings Per Share Growth	1%	6%	11%	12%	23%	10%	8%
Dividend Yield	2.6%	2.4%	1.8%	1.0%	0.4%	1.6%	1.9%
Price/Earnings Ratio**	18x	21x	21x	31x	40x	24x	22x
Price/Book Value Ratio	1.5x	2.5x	2.6x	7.8 x	7.9x	3.0x	3.5x

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings.

4	www.all-starfunds.com

Liberty All-Star® Equity Fund	Top 20 Holdings & Economic Sectors

September 30, 2018 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
Amazon.com, Inc.	2.22%
Adobe Systems, Inc.	2.19
Visa, Inc., Class A	2.15
Alphabet, Inc., Class C	2.06
Salesforce.com, Inc.	1.79
Microsoft Corp.	1.58
Mondelez International, Inc., Class A	1.53
Equinix, Inc.	1.34
PayPal Holdings, Inc.	1.30
Lowe's Companies, Inc.	1.28
Oracle Corp.	1.26
Halliburton Co.	1.25
Bank of America Corp.	1.21
Home Depot, Inc.	1.20
Edison International	1.20
Express Scripts Holding Co.	1.20
Abbott Laboratories	1.19
Merck & Co., Inc.	1.16
Booking Holdings, Inc.	1.02
Amgen, Inc.	1.01
29.14%

Economic Sectors*	Percent of Net Assets
Information Technology	20.64%
Health Care	16.60
Financials	15.05
Consumer Discretionary	11.27
Energy	7.23
Communication Services	6.48
Industrials	6.38
Consumer Staples	5.87
Real Estate	3.28
Materials	2.85
Utilities	1.59
Other Net Assets	2.76
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

Third Quarter Report (Unaudited) | September 30, 2018	5

Liberty All-Star® Equity Fund	Major Stock Changes in the Quarter

September 30, 2018 (Unaudited)

The following are the major ($5 million or more) stock changes–both purchases and sales–that were made in the Fund’s portfolio during the third quarter of 2018.

	Shares
Security Name	Purchases (Sales)	Held as of 9/30/18
Purchases
Abbott Laboratories	86,065	226,265
Parker-Hannifin Corp.	36,828	36,828
Twitter, Inc.	170,200	170,200

Sales
SAP SE	(71,204)	0
Starbucks Corp.	(259,866)	0

6	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

September 30, 2018 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (97.24%)
COMMUNICATION SERVICES (6.48%)
Diversified Telecommunication Services (1.16%)
AT&T, Inc.	238,600	$8,012,188
Verizon Communications, Inc.	153,000	8,168,670
		16,180,858
Entertainment (0.77%)
Walt Disney Co.	91,582	10,709,599

Interactive Media & Services (3.37%)
Alphabet, Inc., Class C(a)	24,024	28,671,923
Facebook, Inc., Class A(a)	81,050	13,329,483
Twitter, Inc.(a)	170,200	4,843,892
		46,845,298
Media (1.18%)
Interpublic Group of Cos., Inc.	329,201	7,528,827
News Corp., Class A	305,600	4,030,864
Omnicom Group, Inc.	71,400	4,856,628
		16,416,319
CONSUMER DISCRETIONARY (11.27%)
Automobiles (0.59%)
Ford Motor Co.	885,981	8,195,324

Hotels, Restaurants & Leisure (0.84%)
Yum! Brands, Inc.	128,494	11,681,390

Household Durables (1.23%)
Lennar Corp., Class A	117,000	5,462,730
Lennar Corp., Class B	2,500	96,250
Newell Brands, Inc.	191,990	3,897,397
Sony Corp.(b)	126,400	7,666,160
		17,122,537
Internet & Direct Marketing Retail (3.24%)
Amazon.com, Inc.(a)	15,419	30,884,257
Booking Holdings, Inc.(a)	7,139	14,163,776
		45,048,033
Multiline Retail (0.53%)
Dollar Tree, Inc.(a)	90,800	7,404,740

Specialty Retail (4.10%)
Home Depot, Inc.	80,743	16,725,912
Lowe's Cos., Inc.	155,726	17,880,459
TJX Cos., Inc.	87,660	9,819,673

See Notes to Schedule of Investments.

Third Quarter Report (Unaudited) | September 30, 2018	7

Liberty All-Star® Equity Fund	Schedule of Investments

September 30, 2018 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Specialty Retail (continued)
Ulta Beauty, Inc.	44,863	$12,656,750
		57,082,794
Textiles, Apparel & Luxury Goods (0.74%)
NIKE, Inc., Class B	122,154	10,348,887

CONSUMER STAPLES (5.87%)
Beverages (0.99%)
Coca-Cola Co.	159,200	7,353,448
Monster Beverage Corp.(a)	109,200	6,364,176
		13,717,624
Food & Staples Retailing (1.62%)
Costco Wholesale Corp.	29,200	6,858,496
Kroger Co.	200,600	5,839,466
Walgreens Boots Alliance, Inc.	83,100	6,057,990
Walmart, Inc.	40,303	3,784,855
		22,540,807
Food Products (2.17%)
Archer-Daniels-Midland Co.	177,300	8,912,871
Mondelez International, Inc., Class A	496,279	21,320,146
		30,233,017
Personal Products (1.09%)
Estee Lauder Cos., Inc., Class A	60,748	8,827,899
Unilever NV	114,000	6,332,700
		15,160,599
ENERGY (7.23%)
Energy Equipment & Services (2.36%)
Halliburton Co.	429,727	17,416,835
National Oilwell Varco, Inc.	118,906	5,122,471
Schlumberger, Ltd.	169,673	10,336,479
		32,875,785
Oil, Gas & Consumable Fuels (4.87%)
BP PLC(b)	126,501	5,831,696
Cenovus Energy, Inc.	528,447	5,300,324
Concho Resources, Inc.(a)	23,500	3,589,625
ConocoPhillips	118,600	9,179,640
Exxon Mobil Corp.	66,865	5,684,862
Marathon Oil Corp.	405,810	9,447,257
Occidental Petroleum Corp.	98,700	8,110,179
Phillips 66	70,000	7,890,400
Pioneer Natural Resources Co.	25,500	4,441,845

See Notes to Schedule of Investments.

8	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

September 30, 2018 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Royal Dutch Shell PLC, Class A(b)	120,795	$8,230,971
		67,706,799
FINANCIALS (15.05%)
Banks (5.40%)
Banco Bilbao Vizcaya Argentaria SA(b)(c)	810,000	5,103,000
Bank of America Corp.	572,857	16,876,367
BB&T Corp.	159,300	7,732,422
BOK Financial Corp.	42,000	4,085,760
Citigroup, Inc.	113,986	8,177,356
Cullen/Frost Bankers, Inc.	38,000	3,968,720
East West Bancorp, Inc.	94,300	5,692,891
JPMorgan Chase & Co.	108,487	12,241,673
Mitsubishi UFJ Financial Group, Inc.(b)(c)	650,000	4,023,500
Wells Fargo & Co.	137,987	7,252,597
		75,154,286
Capital Markets (3.77%)
Ameriprise Financial, Inc.	48,500	7,161,510
Bank of New York Mellon Corp.	152,200	7,760,678
Charles Schwab Corp.	128,900	6,335,435
Franklin Resources, Inc.	168,889	5,135,915
Goldman Sachs Group, Inc.	27,035	6,062,328
KKR & Co., Inc.	140,872	3,841,579
Morgan Stanley	134,105	6,245,270
S&P Global, Inc.	24,804	4,846,454
UBS Group AG(a)	325,600	5,121,688
		52,510,857
Consumer Finance (1.01%)
Capital One Financial Corp.	147,440	13,996,479

Diversified Financial Services (0.92%)
AXA Equitable Holdings, Inc.	248,482	5,329,939
Voya Financial, Inc.	150,003	7,450,649
		12,780,588
Insurance (3.95%)
Allstate Corp.	83,300	8,221,710
American International Group, Inc.	257,456	13,706,957
Axis Capital Holdings, Ltd.	89,225	5,149,175
Chubb, Ltd.	93,600	12,508,704
Marsh & McLennan Cos., Inc.	93,200	7,709,504
MetLife, Inc.	166,053	7,757,996
		55,054,046

See Notes to Schedule of Investments.

Third Quarter Report (Unaudited) | September 30, 2018	9

Liberty All-Star® Equity Fund	Schedule of Investments

September 30, 2018 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
HEALTH CARE (16.60%)
Biotechnology (3.03%)
AbbVie, Inc.	50,469	$4,773,358
Alexion Pharmaceuticals, Inc.(a)	34,200	4,754,142
Amgen, Inc.	68,005	14,096,757
BioMarin Pharmaceutical, Inc.(a)	52,100	5,052,137
Celgene Corp.(a)	40,200	3,597,498
Regeneron Pharmaceuticals, Inc.(a)	24,436	9,873,121
		42,147,013
Health Care Equipment & Supplies (3.74%)
Abbott Laboratories	226,265	16,598,800
Align Technology, Inc.(a)	13,493	5,278,732
Becton Dickinson and Co.	32,580	8,503,380
Danaher Corp.	79,000	8,584,140
Medtronic PLC	84,000	8,263,080
West Pharmaceutical Services, Inc.	38,700	4,778,289
		52,006,421
Health Care Providers & Services (4.70%)
Acadia Healthcare Co., Inc.(a)	112,000	3,942,400
Cardinal Health, Inc.	192,857	10,414,278
CVS Health Corp.	116,900	9,202,368
Express Scripts Holding Co.(a)	175,104	16,636,631
McKesson Corp.	48,431	6,424,372
Quest Diagnostics, Inc.	71,900	7,758,729
UnitedHealth Group, Inc.	41,742	11,105,042
		65,483,820
Life Sciences Tools & Services (0.46%)
Illumina, Inc.(a)	17,376	6,378,035

Pharmaceuticals (4.67%)
Johnson & Johnson	62,300	8,607,991
Merck & Co., Inc.	227,690	16,152,328
Mylan NV(a)	271,736	9,945,538
Novartis AG(b)	68,000	5,858,880
Novo Nordisk A/S(b)	180,259	8,497,409
Pfizer, Inc.	207,400	9,140,118
Zoetis, Inc.	74,400	6,812,064
		65,014,328
INDUSTRIALS (6.38%)
Aerospace & Defense (1.69%)
General Dynamics Corp.	36,000	7,369,920
Northrop Grumman Corp.	24,900	7,902,513

See Notes to Schedule of Investments.

10	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

September 30, 2018 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Aerospace & Defense (continued)
Raytheon Co.	39,800	$8,225,068
		23,497,501
Building Products (0.44%)
Johnson Controls International PLC	174,000	6,090,000

Commercial Services & Supplies (1.01%)
Waste Connections, Inc.	70,200	5,599,854
Waste Management, Inc.	94,500	8,539,020
		14,138,874
Industrial Conglomerates (0.41%)
General Electric Co.	511,809	5,778,323

Machinery (1.74%)
Dover Corp.	88,705	7,853,054
Oshkosh Corp.	90,500	6,447,220
Parker-Hannifin Corp.	36,828	6,773,774
Xylem, Inc.	38,900	3,106,943
		24,180,991
Professional Services (0.70%)
IHS Markit, Ltd.(a)	55,200	2,978,592
TransUnion	92,200	6,784,076
		9,762,668
Road & Rail (0.39%)
JB Hunt Transport Services, Inc.	45,700	5,435,558

INFORMATION TECHNOLOGY (20.64%)
Communications Equipment (0.69%)
Cisco Systems, Inc.	197,000	9,584,050

IT Services (6.73%)
Alliance Data Systems Corp.	35,100	8,289,216
Automatic Data Processing, Inc.	57,500	8,662,950
Cognizant Technology Solutions Corp., Class A	95,884	7,397,451
FleetCor Technologies, Inc.(a)	53,574	12,206,300
Mastercard, Inc., Class A	40,855	9,094,731
PayPal Holdings, Inc.(a)	206,400	18,130,176
Visa, Inc., Class A	199,356	29,921,342
		93,702,166
Semiconductors & Semiconductor Equipment (1.61%)
Intel Corp.	168,600	7,973,094
Microchip Technology, Inc.(c)	89,000	7,022,990

See Notes to Schedule of Investments.

Third Quarter Report (Unaudited) | September 30, 2018	11

Liberty All-Star® Equity Fund	Schedule of Investments

September 30, 2018 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
NVIDIA Corp.	26,458	$7,435,227
		22,431,311
Software (10.86%)
Adobe Systems, Inc.(a)	112,845	30,462,508
ANSYS, Inc.(a)	45,000	8,400,600
Autodesk, Inc.(a)	74,376	11,610,837
CA, Inc.	182,300	8,048,545
Microsoft Corp.	192,780	22,048,249
Oracle Corp.	339,700	17,514,932
Red Hat, Inc.(a)	76,632	10,443,409
salesforce.com, Inc.(a)	156,320	24,859,570
ServiceNow, Inc.(a)	57,897	11,326,390
Splunk, Inc.(a)	53,700	6,492,867
		151,207,907
Technology Hardware, Storage & Peripherals (0.75%)
Hewlett Packard Enterprise Co.	446,563	7,283,443
HP, Inc.	119,208	3,071,990
		10,355,433
MATERIALS (2.85%)
Chemicals (2.41%)
DowDuPont, Inc.	115,331	7,416,937
Ecolab, Inc.	73,157	11,469,554
PPG Industries, Inc.	66,000	7,202,580
Praxair, Inc.	46,195	7,424,922
		33,513,993
Construction Materials (0.44%)
Martin Marietta Materials, Inc.	34,100	6,204,495

REAL ESTATE (3.28%)
Equity Real Estate Investment Trusts (REITs) (3.28%)
American Tower Corp.	76,600	11,129,980
Equinix, Inc.	43,155	18,681,368
Equity LifeStyle Properties, Inc.	36,800	3,549,360
Equity Residential	131,000	8,680,060
Sun Communities, Inc.	35,100	3,564,054
		45,604,822
UTILITIES (1.59%)
Electric Utilities (1.20%)
Edison International	246,704	16,696,927

See Notes to Schedule of Investments.

12	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

September 30, 2018 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Gas Utilities (0.39%)
National Fuel Gas Co.	97,000	$5,437,820

TOTAL COMMON STOCKS
(COST OF $1,022,015,353)		1,353,419,122

SHORT TERM INVESTMENTS (3.22%)
MONEY MARKET FUND (2.74%)
State Street Institutional US Government Money Market Fund, 1.936%(d)
(COST OF $38,206,046)	38,206,046	38,206,046

INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED (0.48%)
State Street Navigator Securities Lending Government Money Market Portfolio, 2.19%
(COST OF $6,687,164)	6,687,164	6,687,164

TOTAL SHORT TERM INVESTMENTS
(COST OF $44,893,210)		44,893,210

TOTAL INVESTMENTS (100.46%)
(COST OF $1,066,908,563)		1,398,312,332

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.46%)		(6,433,512)

NET ASSETS (100.00%)		$1,391,878,820

NET ASSET VALUE PER SHARE
(198,727,586 SHARES OUTSTANDING)		$7.00

(a)	Non-income producing security.
(b)	American Depositary Receipt.
(c)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $12,086,632.
(d)	Rate reflects seven-day effective yield on September 30, 2018.

See Notes to Schedule of Investments.

Third Quarter Report (Unaudited) | September 30, 2018	13

Liberty All-Star® Equity Fund	Notes to Schedule of Investments

September 30, 2018 (Unaudited)

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Government Money Market Portfolio, a registered investment company under the Investment Company Act of 1940 (the “1940 Act”), which operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value per share.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Trustees (the "Board"). When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the security will be valued by the Fund’s Valuation Committee using fair valuation procedures established by the Board. Examples of potentially significant events that could materially impact a Fund’s net asset value include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin-offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor, ALPS Advisors, Inc. (the “Advisor”), Sub-Advisers and/or the Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian. As of September 30, 2018, the Fund held no securities that were fair valued.

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Lending of Portfolio Securities

The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 30% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

14	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Schedule of Investments

September 30, 2018 (Unaudited)

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Schedule of Investments as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities.

The following is a summary of the Fund’s securities lending positions and related cash and non-cash collateral received as of September 30, 2018:

Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
$ 12,086,632	$ 6,687,164	$ 5,832,056	$ 12,519,220

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Third Quarter Report (Unaudited) | September 30, 2018	15

Liberty All-Star® Equity Fund	Notes to Schedule of Investments

September 30, 2018 (Unaudited)

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities that are valued based on unadjusted quoted prices in active markets are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in shares of registered investment companies are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2	–	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	–	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2018:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$1,353,419,122	$–	$–	$1,353,419,122
Short Term Investments	$44,893,210	$–	$–	$44,893,210
Total	$1,398,312,332	$–	$–	$1,398,312,332

*	See Schedule of Investments for industry classifications.

The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value during the period.

16	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Schedule of Investments

September 30, 2018 (Unaudited)

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Trustees and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Recent Accounting Pronouncement

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, which changes the fair value measurement disclosure requirements of FASB Accounting Standards Codification Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods. Early adoption is permitted for any eliminated or modified disclosures. Management is currently evaluating the impact of the ASU.

Shareholder Meeting Results

On August 23, 2018, the Annual Meeting of Shareholders of the Fund was held to elect three Trustees to the Board. On June 11, 2018, the record date for the meeting, the Fund had outstanding 197,002,326 shares of beneficial interest. The votes cast at the meeting were as follows:

Proposal 1 - To elect three Trustees:

Nominee	For	Against/Withheld
John A. Benning	175,641,422.730	4,434,184.267
Maureen Usifer	175,749,624.137	4,325,982.860
Edmund J. Burke	175,764,331.637	4,311,275.360

Third Quarter Report (Unaudited) | September 30, 2018	17

Liberty All-Star® Equity Fund	Description of Lipper Benchmark And Market Indices

September 30, 2018 (Unaudited)

Dow Jones Industrial Average

A price-weighted measure of 30 U.S. blue-chip companies.

Lipper Large-Cap Core Mutual Fund Average

The average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. domestic equity large-cap floor. These funds typically have average characteristics compared to the S&P 500® Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 1000® Growth Index

Measures the performance of those Russell 1000®companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000®Index measures the performance of the 1,000 largest companies in the Russell 3000®Index.

Russell 1000® Value Index

Measures the performance of those Russell 1000®companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000®Index measures the performance of the 1,000 largest companies in the Russell 3000®Index.

Russell 3000® Index

Measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

S&P 500® Index

A large cap U.S. equities index that includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

An investor cannot invest directly in an index.

18	www.all-starfunds.com

ALL-STAR® EQUITY FUND

USA LISTED NYSE

INVESTMENT ADVISOR
ALPS Advisors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203
303-623-2577
www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
1601 Wewatta Street, Suite 400
Denver, Colorado 80202

CUSTODIAN
State Street Bank & Trust Company
One Lincoln Street
Boston, Massachusetts 02111

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR
Computershare Trust Company, N. A.
P.O. Box 505000
Louisville, Kentucky 40233
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

LEGAL COUNSEL
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

TRUSTEES
John A. Benning*
Thomas W. Brock*, Chairman
Edmund J. Burke
George R. Gaspari*
Dr. John J. Neuhauser*
Richard C. Rantzow*
Maureen K. Usifer*

OFFICERS
William R. Parmentier, Jr., President
Mark T. Haley, CFA, Senior Vice President
Edmund J. Burke, Vice President
Kimberly R. Storms, Treasurer
Sareena Khwaja-Dixon, Secretary
Jennifer Craig, Assistant Secretary
Erin D. Nelson, Chief Compliance Officer

* Member of the Audit Committee

A description of the Fund's proxy voting policies and procedures is available (i) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30th is available from the SEC's website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Qs are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Equity Fund for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

LAS000893 11/30/19

USA
LISTED
NYSE

Liberty All-Star® Equity Fund

Secondary market support provided to the Fund by ALPS Fund Services, Inc.'s affiliate ALPS Portfolio Solutions Distributor, Inc., a FINRA member.